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                                                                   EXHIBIT 23.4

                      CONSENT OF SHUMAKER, LOOP & KENDRICK

               We consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-3 and the related prospectus of Apartment Investment and Management Company.



Tampa, Florida                               Shumaker, Loop & Kendrick
April 30, 1997

                                             By:  /s/ John S. Inglis
                                                --------------------------------
                                                John S. Inglis, Managing Partner